                                                      Registration No. 333-24355
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                        AQUIS COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                 (FORMERLY KNOWN AS PAGING PARTNERS CORPORATION)

                             -----------------------

           DELAWARE                                        22-3281446
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                           1719 A ROUTE 10, SUITE 300
                              PARSIPPANY, NJ 07054
                                 (973) 560-8006
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             -----------------------

JOHN B. FRIELING                   Copy to:  JOSEPH P. GALDA, ESQ.
CHIEF EXECUTIVE OFFICER                      BUCHANAN INGERSOLL PROFESSIONAL
1719 A ROUTE 10, SUITE 300                   CORPORATION
PARSIPPANY, NJ  07054                        ELEVEN PENN CENTER, 14TH FLOOR
(973) 560-8001                               1835 MARKET STREET
                                             PHILADELPHIA, PA  19103
                                             (215) 665-8700

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

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         Aquis Communications Group, Inc. hereby withdraws from registration all unsold shares of its common stock, par value $0.01 per share, registered on Form S-3 Registration Statement filed with the Securities and Exchange Commission on April 1, 1997 (Commission file number 333-24355).

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 to be signed on its behalf by the undersigned in the City of Parsippany, State of New Jersey, on the 4th day of October, 2000.


      SIGNATURE                            TITLE                                 DATE
      ---------                            -----                                 ----

/s/ John B. Frieling          Chief Executive Officer and Director        October 4, 2000
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/s/ D. Brian Plunkett         Chief Financial Officer                     October 4, 2000
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/s/ Patrick M. Egan           Director                                    October 4, 2000
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/s/ Michael Salerno           Director                                    October 4, 2000
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